SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                Commission Only (as permitted by
[ ]  Definitive Additional Materials           Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12

                                Fifth Third Funds
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263


                (Name of Registrant as Specified in its Charter)

                             Alan G. Priest, Esquire
                                  Ropes & Gray
                                One Metro Center
                         700 12th Street, NW, Suite 900
                           Washington, D.C. 20005-3948

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:  N/A

(2)  Aggregate number of securities to which transaction applies:  N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4)  Proposed maximum aggregate value of transaction:  N/A

Total fee paid:  N/A

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:  N/A
2)   Form, Schedule or Registration Statement No.:  N/A
3)   Filing Party:  N/A
4)   Date Filed:  N/A

Notes:

--------------------------------------------------------------------------------

                        IMPORTANT SHAREHOLDER INFORMATION

                                FIFTH THIRD FUNDS

                         FIFTH THIRD LARGE CAP CORE FUND

This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on an important issue relating to the Fifth Third Large Cap Core Fund (the "Fund"). You may complete your proxy card by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement and to fill out your proxy card and return it to us. Voting your proxy, and doing so promptly, will help enable the Fund to avoid additional expenses that could be incurred if the Fund is required to make follow-up solicitations because Shareholders do not return their proxies in sufficient numbers.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

Dear Shareholder,

A Special Meeting of Shareholders (the "Meeting") of the Fifth Third Large Cap Core Fund (the "Fund"), a separate series of Fifth Third Funds (the "Trust"), has been scheduled for June 19, 2007.

As described in the attached Notice and Proxy Statement, you are being asked to approve the elimination of the Fund's fundamental investment restriction with respect to short sales of securities.

We urge you to complete, sign, and return the enclosed proxy care promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the Meeting, we need your vote. To have your vote count, you must return the proxy card.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included a list of some commonly asked questions and the answers to those questions. If you have any additional questions, please call your account administrator, investment representative, or Fifth Third Funds directly at 1-800-282-5706.

We look forward to receiving your proxy card so that your shares may be voted at the Meeting.

                  Sincerely,

                  /s/ E. K. Wirtz

                  E. Keith Wirtz
                  President
                  Fifth Third Funds

                PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT
                        CARD YOUR VOTE IS VERY IMPORTANT

                         FIFTH THIRD LARGE CAP CORE FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 2007

To Shareholders of Fifth Third Large Cap Core Fund (the "Fund")

Notice is hereby given that a special meeting (the "Special Meeting") of Shareholders of the Fifth Third Large Cap Core Fund (the "Fund"), a separate series of Fifth Third Funds (the "Trust"), will be held on June 19, 2007 on the 13th floor of 38 Fountain Square Plaza, Cincinnati, Ohio, at 10:00 a.m., Eastern Time, for the following purpose, which is more fully described in the accompanying Proxy Statement dated May 14, 2007:

     1. To approve the elimination of the Fund's fundamental investment restriction with respect to the short sale of securities; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record at the close of business on April 20, 2007 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                  By Order of the Trustees

                  /s/ Matthew A. Swendiman

                  Matthew A. Swendiman
                  Secretary

May 14, 2007

SHAREHOLDERS ARE REQUESTED TO VOTE PROMPTLY BY EXECUTING AND RETURNING IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD THAT IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FIFTH THIRD FUNDS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO FIFTH THIRD FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                FIFTH THIRD FUNDS

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES OF SECURITIES?

A. At its regular quarterly meeting held on December 15, 2006, the Board of Trustees unanimously approved elimination the Fund's fundamental investment restriction with respect to short sales, subject to Shareholder approval, in connection with a proposal by Fifth Third Asset Management, Inc. ("FTAM"), the Fund's investment advisor, to change the Fund's investment strategies. Under this proposal, while the Fund's investment objective of long-term capital appreciation, with current income as a secondary objective, would not change, the Adviser would be allowed to short stocks in the Fund up to 50% of total assets, with a nominal target of 30%. FTAM believes the proposed strategy change would benefit Shareholders by enabling the construction of more efficient portfolios.

Q. WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. Fifth Third Fund's Declaration of Trust defines a quorum to exist when holders of more than fifty percent of the total number of outstanding Shares of all classes entitled to vote are present, in person or by proxy, at the Shareholder Meeting. In the event that not enough Shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q. HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Fifth Third Funds recommends that you vote "FOR" the proposal to eliminate the fundamental investment restriction with respect to short sales of securities.

Q. WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, you may call your account administrator, investment representative, or the Fifth Third Funds directly at 1-800-282-5706.

                                 PROXY STATEMENT

                                FIFTH THIRD FUNDS
                         FIFTH THIRD LARGE CAP CORE FUND
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263

                           ---------------------------
                                  INTRODUCTION
                           ---------------------------

The enclosed proxy is solicited by the Board of Trustees (the "Trustees") of Fifth Third Funds (the "Trust") for use at the Special Meeting of Shareholders (such meeting and any adjournment thereof, the "Special Meeting") of the Fifth Third Large Cap Core Fund (the "Fund"), a series of the Trust, to be held on June 19, 2007 at 10:00 a.m., Eastern Time, and any adjournment(s) thereof, for action upon matters set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on April 20, 2007, are entitled to be present and to vote at the Special Meeting or any adjourned session thereof. The Notice, this Proxy Statement, and the enclosed proxy card are first being mailed to Shareholders on or about May 14, 2007. Proxy solicitations will be made primarily by mail, but may also be made by personal interview conducted by certain officers or employees of the Trust or FTAM, as administrator of the Trust.

As more fully described below, it is proposed that the Fund's fundamental investment restriction regarding the short sale of securities be eliminated. The Trustees recommend that you vote to approve the proposal.

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made, the proxy will be voted FOR the matter specified in the proxy.

In connection with the proposed changes to the Fund's principal investment strategies, if shareholders vote to approve the elimination of the restriction on short sales, it is expected that the Fund's name will change from Fifth Third Large Cap Core Fund to Fifth Third Structured Large Cap Plus Fund.

                           ELIMINATION OF FUNDAMENTAL
                             INVESTMENT RESTRICTION

BACKGROUND

The Investment Company Act of 1940 (the "1940 Act") requires registered investment companies to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions may be changed only by shareholder vote.

The Trustees recommend that shareholders approve the elimination of the Fund's fundamental investment restriction with respect to the short sale of securities. This restriction provides that the Fund may not "sell any securities short or purchase any securities on margin."

This restriction is not required to be fundamental under the 1940 Act. It was originally adopted by the Fund in response to certain state law requirements that have not applied to the Fund since 1996.

PROPOSED INVESTMENT STRATEGY

Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") has advised the Board that the ability to engage in short sales will enhance the investment flexibility of the Fund and could assist the Fund in achieving it investment objective. The Fund's investment objective is long-term capital appreciation, with current income as a secondary objective. The Fund seeks to achieve its investment objective by investing in securities of large cap companies (currently defined as U.S. companies included in the S&P 500(R) Index and companies with similar market capitalizations), and the Fund seeks to provide moderate and consistent outperformance of the S&P 500(R) Index. FTAM believes it may be more effective and/or more efficient if the Fund were permitted to engage in short sales because the current restriction precludes the Advisor from producing a more predictable and successful return by allowing it to take advantage of an anticipated decline in a particular security's price. In addition, FTAM believes that if short sales were accomplished in a manner that involved leverage, short positions could be taken while protecting the potential profit from the full complement of long positions typically held by the Fund under its current strategy.

If the proposal is approved, the Advisor expects that the Fund would engage in an investment strategy known as "130/30," i.e., 130% long positions and 30% short positions. However, if the proposal is approved, the Fund would be permitted to engage in short sales of up to 50% of the assets. The Fund's long positions and their equivalents will range between 100% and 150% of the value of the Fund's net assets. The Fund's short positions will range between 0% and 50% of the value of the Fund's net assets. While the long and short positions held by the Fund will vary in size as market opportunities change, the Fund will target long positions of 130% and short positions of 30% of the value of the Fund's net assets. The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

RISKS ASSOCIATED WITH SHORT SALES

If shareholders approve this proposal, the Fund will be permitted to engage in short sales - including those that are not "against the box," which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short -- in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issue and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs).

Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited. Consequently, the elimination of the Fund's current investment restriction with respect to short sales could increase the Fund's exposure to leverage and other investment risks.

IMPACT ON EXPENSES

If the Fund engages in short sales, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. This will result in additional Fund expenses. Exhibit A attached hereto compares the Fund's current expenses to its estimated expenses should the Fund engage in short sales.

REQUIRED VOTE

Pursuant to the 1940 Act, more than 50% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                      FURTHER INFORMATION ABOUT VOTING AND
                               THE SPECIAL MEETING

QUORUM AND METHODS OF TABULATION. PURSUANT to the Amended and Restated Agreement and Declaration of Trust, more than 50% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Special Meeting.

         The Tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

REVOCATION OF PROXIES. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

ADJOURNMENT. In the event that a quorum is not present and/or sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Fund pays the costs of any additional solicitation and of any adjourned session.

FINANCIAL INFORMATION. A copy of the Fund's Annual Report for the most recent fiscal year ended July 31, 2006, including financial statements, and semi-annual report dated January 31, 2007, have previously been mailed to shareholders. Upon request, the Fund will furnish, without charge, to any of its shareholders, a copy of the Fund's Annual Report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Alps Distributors, Inc., doing business as FTAM Funds Distributor, Inc., P.O. Box 328, Denver, CO 80201-0328, or by calling 1-800-282-5706.

ADDITIONAL INFORMATION. The costs of solicitation of proxies will be borne by FTAM. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person.

                                FUND INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR. Fifth Third Asset Management, Inc. serves as the Trust's investment adviser and administrator. Alps Distributors, Inc., doing business as FTAM Funds Distributor, Inc., P.O. Box 328, Denver, CO 80201-0328, serves as the Trust's distributor on behalf of the Fund.

LIMITATION OF TRUSTEE LIABILITY. The Amended and Restated By-Laws provide that every person who is or has been a Trustee or officer of the Trust or persons who serve at the Trust's request as director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trustee or other enterprise shall be indemnified by the Trust (or the appropriate Series or Class, where such Trustee or officer is acting on behalf of or with respect to a single Series or Class) to the fullest extent permitted by law against liability and all expenses, including amounts incurred in satisfaction of judgments, settlements, compromises, fines, penalties, and counsel fees reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit or proceeding of any kind, whether civil or criminal, in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust; provided that the Trust shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Trustees; provided, however, that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

OTHER INFORMATION. Please refer to attached Exhibits B and C for information about shares outstanding in the classes offered by the Fund and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of any class of the Fund as of April 20, 2007.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

May 14, 2007

                 EXHIBIT A - ESTIMATED IMPACT ON FUND EXPENSES

The following tables are designed to show the estimated impact of additional expenses that the Fund may incur in the form of dividend expenses if shareholders approve the proposal and the Fund modifies its investment strategies as described in this proxy statement. Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price.

 FEES AND EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED JULY 31, 2006


  SHAREHOLDER FEES (FEES PAID
  DIRECTLY FROM YOUR INVESTMENT)              SHARE CLASS
--------------------------------------------------------------------------------
 CLASS NAME                      A         B        C     ADVISOR  INSTITUTIONAL
--------------------------------------------------------------------------------
 Maximum Sales Charge
   (Load) Imposed
   on Purchases                 5.00%1,2   None      None     3.25%1    None
--------------------------------------------------------------------------------
 Maximum Sales Charge
   (Load) Imposed on
   Reinvested Dividends        None        None      None     None      None
--------------------------------------------------------------------------------
 Maximum Deferred
   Sales Load                  None        5.00%3    1.00%4   None      None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
 Management Fees                0.70%      0.70%     0.70%   0.70%      0.70%
--------------------------------------------------------------------------------
 Distribution/Service
   (12b-1) fees                 0.25%      1.00%     0.75%   0.50%      None
--------------------------------------------------------------------------------
 Other expenses                 0.33%      0.33%     0.58%   0.33%     0.33%
--------------------------------------------------------------------------------
 Total Annual Fund
   Operating Expenses           1.28%      2.03%     2.03%   1.53%     1.03%
--------------------------------------------------------------------------------
 Fees Waiver and/or Expense
   Reimbursement5               0.11%      0.11%     0.11%   0.11%     0.11%
--------------------------------------------------------------------------------
 NET EXPENSES                   1.17%      1.92%     1.92%   1.42%     0.92%
--------------------------------------------------------------------------------

1. Lower sales charges are available depending upon the amount invested.

2. For investments of $1 million or more, no sales charges apply, however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Calculation of Sales Charges."

3. 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B share automatically convert to Class A shares.

4. The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.

5. The Fund's Advisor and Administrators have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.17% for Class A shares, 1.92% for Class B Shares, 1.92% for Class C shares, 1.42% for Advisor shares, and 0.92% for Institutional Shares. These waivers and./or expense reimbursements will remain in effect until November 28, 2007. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

EXPENSE EXAMPLE

The table below illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 Class A Shares                $613         $875       $1,157       $1,959
--------------------------------------------------------------------------------
 Class B Shares
   Assuming Redemption         $695         $926       $1,283       $2,157
   Assuming no Redemption      $195         $626       $1,083       $2,157
--------------------------------------------------------------------------------
 Class C Shares
   Assuming Redemption         $295         $626       $1,083       $2,350
   Assuming no Redemption      $195         $626       $1,083       $2,350
--------------------------------------------------------------------------------
 Advisor Shares                $465         $782       $1,122       $2,080
--------------------------------------------------------------------------------
 Institutional Shares          $ 94         $317       $  558       $1,249
--------------------------------------------------------------------------------

 PRO FORMA FEES AND EXPENSES REFLECTING ESTIMATED DIVIDEND EXPENSES ON
 SHORT SALES

  SHAREHOLDER FEES (FEES PAID
  DIRECTLY FROM YOUR INVESTMENT)              CLASS  SHARE
--------------------------------------------------------------------------------
                                 A         B        C     ADVISOR  INSTITUTIONAL
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
   Imposed on Purchases         5.00%    None      None     3.25%     None
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends                   None      None      None     None      None
--------------------------------------------------------------------------------
 Maximum Deferred Sales
   Load                        None      5.00%     1.00%    None      None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------
 Management Fees                0.70%    0.70%     0.70%    0.70%     0.70%
--------------------------------------------------------------------------------
 Distribution/Service
   (12b-1) fees                 0.25%    1.00%     0.75%    0.50%     None
--------------------------------------------------------------------------------
 Other expenses
--------------------------------------------------------------------------------
 DIVIDEND EXPENSES ON SHORT
   SALES                        0.30%    0.30%     0.30%    0.30%     0.30%
--------------------------------------------------------------------------------
 Remainder of other expenses    0.33%    0.33%     0.58%    0.33%     0.33%
--------------------------------------------------------------------------------
 Total other expenses           0.63%    0.63%     0.88%    0.63%     0.63%
--------------------------------------------------------------------------------
 Total Annual Fund Operating
   Expenses                     1.58%    2.33%     2.33%    1.83%     1.33%
--------------------------------------------------------------------------------
 Fees Waiver and/or Expense
   Reimbursement1               0.11%    0.11%     0.11%    0.11%     0.11%
--------------------------------------------------------------------------------
 NET EXPENSES                   1.47%    2.22%     2.22%    1.72%     1.22%
--------------------------------------------------------------------------------

1. The Fund's Advisor and Administrators have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.47% for Class A shares, 2.22% for Class B Shares, 2.22% for Class C shares, 1.72% for Advisor shares, and 0.92% for Institutional Shares. These waivers and./or expense reimbursements will remain in effect until November 28, 2007. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

EXPENSE EXAMPLE

The table below illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 Class A Shares                $642       $  964       $1,308       $2,276
--------------------------------------------------------------------------------
 Class B Shares
   Assuming Redemption         $725       $1,017       $1,435       $2,470
   Assuming no Redemption      $225       $  717       $1,235       $2,470
--------------------------------------------------------------------------------
 Class C Shares
   Assuming Redemption         $325       $  717       $1,235       $2,658
   Assuming no Redemption      $225       $  717       $1,235       $2,658
--------------------------------------------------------------------------------
 Advisor Shares                $465       $  782       $1,122       $2,080
--------------------------------------------------------------------------------
 Institutional Shares          $ 94       $  872       $1,273       $1,394
--------------------------------------------------------------------------------

                         EXHIBIT B-- SHARES OUTSTANDING

The table below lists the shares outstanding of the Fund as of April 20, 2007.

  SHARE CLASS                                            SHARES OUTSTANDING

--------------------------------------------------------------------------------
  Class A                                                       1,250,431.64
--------------------------------------------------------------------------------
  Class B                                                          66,248.59
--------------------------------------------------------------------------------
  Class C                                                           7,736.20
--------------------------------------------------------------------------------
  Advisor Class                                                    27,702.49
--------------------------------------------------------------------------------
  Institutional Class                                          11,508,949.41
--------------------------------------------------------------------------------

                         EXHIBIT C--BENEFICIAL OWNERSHIP

To the best of the Fund's knowledge, as of April 20, 2007, FTAM and its bank affiliates were the Shareholders of record of 11,181,206.01 of the Fund's Shares and owned beneficially 86.94% of the Fund's Shares. As a consequence, FTAM may be deemed to be a controlling person of the Fund under the 1940 Act.

To the best of the Fund's knowledge, as of April 20, 2007, the Officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

The following table sets forth, as of April 20, 2007 (unless otherwise indicated), each additional person known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.


                FIFTH THIRD LARGE CAP CORE FUND - CLASS A SHARES

Name and Address                         Number of Shares         Percent
of Beneficial Owner                            Owned             of Class
-------------------                      ----------------        --------
National Financial Services LLC               728.810.523           58.28%
777 Commerce Blvd.
Carlstadt, NJ 07072


                FIFTH THIRD LARGE CAP CORE FUND - CLASS B SHARES

Name and Address                         Number of Shares         Percent
of Beneficial Owner                            Owned             of Class
-------------------                      ----------------        --------
National Financial Services LLC            59,852.191               90.34%
777 Commerce Blvd.
Carlstadt, NJ 07072


                FIFTH THIRD LARGE CAP CORE FUND - CLASS C SHARES

Name and Address                         Number of Shares         Percent
of Beneficial Owner                            Owned             of Class
-------------------                      ----------------        --------
National Financial Services LLC             2,893.165               37.40%
777 Commerce Blvd.
Carlstadt, NJ 07072

Merrill Lynch, Pierce, Fenner & Smith       4,566.199               59.02%
4800 Deer Lake Drive East
Jacksonville, FL 32246

             FIFTH THIRD LARGE CAP CORE FUND - ADVISOR CLASS SHARES

Name and Address                         Number of Shares         Percent
of Beneficial Owner                            Owned             of Class
-------------------                      ----------------        --------
National Financial Services LLC            27,526.864               99.37%
777 Commerce Blvd.
Carlstadt, NJ 07072


          FIFTH THIRD LARGE CAP CORE FUND - INSTITUTIONAL CLASS SHARES

Name and Address                         Number of Shares         Percent
of Beneficial Owner                            Owned             of Class
-------------------                      ----------------        --------
Fifth Third Bank                       11,418,809.503               99.22%
Trust Operations
38 Fountain Square Plaza
MD 1090F2
Cincinnati, OH 45263

                                FIFTH THIRD FUNDS

                         FIFTH THIRD LARGE CAP CORE FUND

                 SPECIAL MEETING OF SHAREHOLDERS, JUNE 19, 2007

     This proxy is solicited on behalf of the Board of Trustees of Fifth Third Funds, on behalf of its series, Fifth Third Large Cap Core Fund (the "Fund"). The undersigned hereby appoints Matthew A. Swendiman, Matthew A. Ebersbach, and Richard B. Ille, each of them, with full powers of substitution, to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern Time, on June 19, 2007 at the offices of Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, and any adjournment thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Special Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and Proxy Statement.

     Date:  May 14, 2007

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.


The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated June 19, 2007 and the Proxy Statement attached hereto:


-------------------------------------------            ----------------------
Signature(s) of Shareholder(s)                         Date


-------------------------------------------            ----------------------
Signature(s) of Shareholder(s) (Joint Owners)          Date


IMPORTANT: Please sign legibly and exactly as your name appears on this proxy card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please state that capacity or title along with your signature. If a corporation, please give the full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED.


YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW IN BLUE OR BLACK INK. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" the Proposal.

PROPOSAL:       To approve the elimination of the fundamental restriction with respect to short sales of securities.

     FOR [ ]                 AGAINST [ ]                      ABSTAIN [ ]


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND DATE THE REVERSE SIDE.